UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4525

T. Rowe Price California Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2009

Item 1: Report to Shareholders

California Tax-Free Bond Fund	August 31, 2009

The views and opinions in this report were current as of August 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds produced good returns in the six-month period ended August 31, 2009. Longer-term and lower-quality securities fared better than shorter-term and higher-quality munis, respectively, as reduced risk aversion, low money market yields, steadying credit markets, and hopes for an economic recovery prompted investors to seek higher-yielding alternatives. Despite California’s particularly challenging fiscal situation, the California Tax-Free Bond Fund posted a strong return in this environment. The small return of the California Tax-Free Money Fund reflected the Federal Reserve’s determination to keep short-term interest rates near 0%.

MARKET ENVIRONMENT

Although a return to robust economic growth in the near future is unlikely, the longest and deepest U.S. recession since the Great Depression may soon come to an end. The economy, which shrank at an annualized rate of more than 5% in the fourth quarter of 2008 and in the first quarter of 2009, contracted by less than 1% in the second quarter. While national unemployment has increased to 9.7% and consumer spending has been restrained, job losses in recent months have been significantly lower than they were at the beginning of 2009. In addition, there are signs of stabilizing residential real estate markets in some cities, and equities have rebounded sharply from their early March lows in anticipation of stronger economic growth in the months ahead.

In the last six months, intermediate- and long-term U.S. Treasury yields rose as new issuance increased significantly and as steadying financial markets prompted investors to assume greater investment risks and seek higher returns, particularly from assets that performed worst in 2008. California bond yields defied the national pattern and rose modestly as well, as investors reacted to the state’s particularly severe fiscal problems. Very short-term yields declined sharply late in the period as the Federal Reserve’s highly accommodative interest rate policy gained traction and pushed money market rates to near 0%.

Despite their strong rebound nationwide this year, tax-free securities remain an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. As of August 31, the 2.95% yield offered by a 10-year tax-free municipal bond rated AAA was about 87% of the 3.40% pretax yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since the mid-1980s. Thirty-year AAA municipal bonds are even more attractive on a relative basis, with a 4.41% yield that is about 105% of the 4.18% pretax yield offered by 30-year Treasuries. A California investor in the 28% federal tax bracket, paying a California state tax rate of 9.55%, would need to invest in a taxable bond yielding 7.45% in order to receive the same after-tax income from a California 30-year AAA muni bond yielding 4.85%. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the reciprocal of your marginal tax bracket (1.00 minus your combined federal, state, and local tax bracket expressed as a decimal)—in this case, 34.9%. Note that the marginal tax rate assumes the deduction of state and local taxes on the federal tax return. In summary, the calculation for this example is 4.85% ÷ (1 – 0.349) = 7.45%.)

MUNICIPAL MARKET NEWS

Nationally, new municipal supply through the end of August totaled about $256 billion, according to The Bond Buyer. Tax-exempt supply has been somewhat lower than expected, due in part to the Build America Bonds program, which has shifted some municipal issuance to the taxable bond market and helped alleviate the supply/demand imbalance that stressed the tax-free market last year. With the national economy still very weak and a significant federal fiscal stimulus package providing some temporary relief to the states, we expect aggregate new issuance in 2009 will be a bit lower than in 2008.

Demand from retail investors for municipal securities has been very strong, and year-to-date investor cash flows into municipal bond funds have already surpassed the annual record level reached in 1993. In the aftermath of last year’s financial market turbulence, investors seeking more exposure to fixed income securities have embraced munis because of attractive after-tax yields and valuations relative to Treasuries. Concerns about higher federal, state, and local taxes have also fueled interest in tax-free securities.

In terms of sector performance, the segments of the municipal market that fared the worst last year—long-term and lower-quality securities—have been this year’s leaders. Tobacco bonds outpaced other segments in the last six months, though longer-term trends do not appear to be especially positive. Corporate-related municipal securities, such as industrial revenue and pollution control revenue bonds, airline bonds, and health care-related issues, also did well as credit markets stabilized. In contrast, the sectors that held up best last year, such as prerefunded bonds and escrowed-to-maturity bonds, lagged with only mild gains this year.

California Market News
California’s steep economic recession persisted through the first several months of 2009. Nonfarm employment levels fell by 3.2% between January and July, compared with the national decline of 2.7%. Meanwhile, the state’s unemployment rate pushed higher, from 8.7% to 11.9%, as the national rate climbed from 7.2% to 9.4%. California’s housing market remained weak, but there were some signs of improvement. After falling to a low of $248,000 in February 2009, the median single family home price began a modest ascent and reached $285,480 in July, according to the California Association of Realtors. First-time buyers were the most active home purchasers, benefiting from improved affordability and federal and state tax credits.

The state continued to face fiscal woes. State revenues, particularly personal income and sales tax receipts, came in lower than estimated during the first seven months of 2009. As a result, the state faced a $24 billion general fund deficit for fiscal year 2010 (which ends June 30). In response, the governor and legislature enacted various expenditure cuts, deferred payments, and took other measures to address the issue. The controller even issued $2.6 billion of registered warrants (IOUs) in July and August to vendors and other creditors in order to preserve the state’s cash position. After the close of our reporting period, the state ended the issuance and started redeeming IOUs in response to improving cash flow projections.

The state’s budget problems have taken a predictable toll on its credit ratings, but there have been modest glimmers of improvement here as well. In July, Moody’s and Fitch lowered their ratings on the state’s general obligation bonds from A2 to Baa1 and A- to BBB, respectively, and assigned negative outlooks. The outlooks were revised to stable in August. S&P rated the bonds A but included a negative outlook. The state also issues lease- and appropriation-backed debt, which is typically rated one notch below the general obligation pledge. As of August 1, 2009, California had $60 billion of general obligation bonds and $8 billion of lease- and appropriation-backed debt outstanding. Debt service as a percentage of the state’s budget is approximately 4%.

PORTFOLIO STRATEGIES

California Tax-Free Money Fund
Your fund returned 0.09% for the six-month period ended August 31, 2009, modestly ahead of its Lipper benchmark. As the Fed kept official short-term interest rates in the historically low range of 0.00% to 0.25%, the seven-day simple yield decreased and ended August at 0.00%.* A money fund’s yield more closely reflects its current earnings than does the total return.

*In an effort to maintain a positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund’s net yield; without it, the fund’s 7-day yield would have been lower. Please see the prospectus for more details.

Unfortunately for money fund shareholders, Fed policy has driven rates below the level necessary for most money funds to meet their ongoing expenses. T. Rowe Price, like many of its peers, is waiving a portion of its management fee until the level of income generated by the fund is sufficient to meet fund expenses. Until such time, we will continue to manage the fund with a focus on stability of principal and liquidity, while producing the highest level of income commensurate with those goals.

Since our last shareholder report in February, the money markets have shown substantial improvements. In particular, the outlook for the large money center banks—so critical to municipal money market financing—has improved dramatically. As a result, many of the temporary supports with which the Federal Reserve and Treasury surrounded the market in late 2008 are now being withdrawn as confidence returns. The Treasury’s decision not to extend the money fund guarantee program, in which this fund participated, is one such example. (The program ended, as scheduled, on September 18, 2009.)

The Federal Reserve has had a zero interest rate policy in place since December 2008, although the transmission of that policy had not been fully felt in the market until recently because of ongoing credit worries, especially focused on large financial institutions. With the outlook for credit improving, the Fed’s unprecedented action is now gaining traction, and money market rates are falling toward the 0% target. For example, rates on 90-day Libor, an important money market benchmark, fell in the six-month period from to 0.33% from 1.27%. Municipal rates moved in like fashion: Seven-day California variable rates declined from 0.58% to 0.14%, while rates on one-year municipal notes declined from 0.55% to 0.40%. Since the end of our reporting period, rates have continued to push lower. With rates dropping, we have shifted over half of the portfolio to fixed rate securities to sustain higher yields for as long as possible.

While credit markets have improved, many municipal issuers continue to feel the ongoing effects of the financial crisis. For many municipal issuers, these problems have made money market funding either very expensive or impossible until their financial situations improve. We remain very concerned with California’s budget problems and the potential downstream impact on other municipalities within the state. Thus, we are avoiding very large seasonal borrowers, such as the state of California, along with many of its cities, counties, and districts. Instead, we are focusing on those sectors we feel will be most insulated from the economic slowdown—for example, essential service providers such as water and sewer districts.

The record-low rates we are experiencing benefit those borrowers who are able to access the money markets for funding. On the other hand, lenders, such as our fund, have seen their income drop significantly. While short-term rates do not have much room to fall, we expect the Fed to maintain a zero interest rate policy until a sustained economic recovery is clearly under way. The restorative effects to borrower balance sheets of near-zero funding will be felt over time.

California Tax-Free Bond Fund
Your fund returned 5.57% for the six-month period ended August 31, 2009, a welcome turnaround from our loss over the previous six months. This gain trailed that of our Lipper peer group average, but the fund continued to outperform the large majority of its peers for the one-year and longer time periods. (Based on cumulative total return, Lipper ranked the California Tax-Free Bond Fund 24 out of 123, 12 out of 108, 15 out of 100, and 16 out of 78 funds in the California municipal debt funds category for the 1-, 3-, 5-, and 10-year periods ended August 31, 2009, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

As the municipal bond market healed this year, the fund’s trading activity centered on recognizing tax losses and improving the fund’s yield. We invested cash inflows mainly in longer-dated issues as the steep yield curve (high long-term yields relative to short-term yields) made them much more compelling than shorter-dated securities. This strategy helped us maintain an overweight in longer-term issues, particularly those maturing in 15 years and longer, as well as an underweight in issues maturing in seven to 10 years. Nonetheless, the fund’s weighted average maturity declined slightly, from 14.5 to 14.0 years. The fund’s duration, a measure of its sensitivity to changes in interest rates, also declined, from 7.3 to 6.6 years, but remained longer than that of the benchmark. Our emphasis on long-term issues benefited returns, as these significantly outperformed shorter-term issues.

We made slight shifts to the fund’s quality diversification. Our exposure to AAA and AA bonds declined by 4%, while we added A and BBB rated positions as credit spreads—or the additional yield offered by riskier issues—remained wide from a historical perspective. Nevertheless, spreads tightened from the beginning of the reporting period, which caused lower-rated credits to outperform their higher-quality counterparts. Notable new purchases included A1 rated Sacramento Cogeneration as well as A- rated Carson Redevelopment Agency. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

While the fund’s overall higher-quality posture allowed for significant outperformance last year, it has detracted from recent performance. In a reversal from our last reporting period, the fund’s lower-rated holdings led returns over the past six months. Top performers included lower-quality issues such as hospital and life care and industrial development and pollution control revenue bonds, as well as tobacco bonds backed by the Master Settlement Agreement with the tobacco industry. Prepaid gas bonds also were very strong performers, as the investment banks backing these securities stabilized thanks to federal aid and a recovery in both equity and credit markets. Conversely, lagging holdings tended to be high-quality, short-duration bonds, such as pre-refunded issues.

We have continued to seek to shield the fund from California’s fiscal problems. As shown in the Portfolio Diversification table above, we have directed new purchases toward essential service revenue bonds, which do not rely on tax collections for payment, at the expense of general obligation debt. Among our notable recent essential service revenue purchases were water and sewer issues Orange County Sanitation and San Diego Water, as well as electric revenue securities. California general obligation issues, which are a small and diminishing part of the portfolio, underperformed the general market early in the period but enjoyed a significant bounce when the state’s fiscal budget finally passed. While our cautious positioning hampered relative performance as valuations rebounded, our outlook is for continued fiscal challenges at the state level, and we are monitoring the situation closely.

The municipal bond market has seen a fairly impressive bounce to lower yields and higher valuations. Nevertheless, some of the fund’s holdings remain at depressed prices, and we believe they represent good long-term value. We intend to hold on to bonds that our credit staff supports with internal research and that could not be easily replaced in today’s market.

OUTLOOK

The credit environment for the municipal market could remain challenging for some time. The recession has reduced the tax revenues collected by state and local municipalities—a trend that could get worse next year—and municipal bond defaults, which historically have been rare, could increase moderately over the next year. Maintaining balanced budgets requires careful and dedicated work by state and local officials, and many issuers are trying to make difficult but necessary fiscal decisions as they adjust to the economic downturn.

We believe the municipal market is still a high-quality market and that many municipal securities offer good long-term value, especially considering that tax rates are likely to rise in the next few years. Longer-term and lower-quality municipal bond valuations, though they have rebounded significantly, remain attractive and could improve further. In contrast, short-term securities appear to be fairly valued and could be vulnerable if short-term interest rates increase, though that does not appear likely as long as the national unemployment rate remains high. While there could be additional periods of volatility stemming from occasional supply/demand imbalances or possible credit rating downgrades, the deleveraging activity that plagued the municipal market in 2008 seems to be largely behind us.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As we emerge from the recent credit cycle, we continue to hold positions in bonds whose prices remain somewhat depressed but that our analysts believe have good long-term prospects. We think these actions will position our portfolios to generate excellent long-term relative returns for our clients.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee California Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee California Tax-Free Bond Fund

September 17, 2009

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

RISKS OF INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Barclays Capital Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed rate bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study trends reflected by comparative yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 8/31/09‡	Year Ended 2/28/09‡	2/29/08‡	2/28/07‡	2/28/06‡	2/28/05‡
NET ASSET VALUE						
Beginning of period	$ 10.13	$ 10.38	$ 11.08	$ 11.03	$ 11.09	$ 11.29
Investment activities						
Net investment income	0.24	0.47	0.47	0.48	0.47	0.48
Net realized and unrealized gain (loss)	0.32	(0.25)	(0.70)	0.05	(0.05)	(0.19)
Total from investment activities	0.56	0.22	(0.23)	0.53	0.42	0.29
Distributions						
Net investment income	(0.24)	(0.47)	(0.47)	(0.48)	(0.47)	(0.48)
Net realized gain	–	–	–	–	(0.01)	(0.01)
Total distributions	(0.24)	(0.47)	(0.47)	(0.48)	(0.48)	(0.49)
NET ASSET VALUE						
End of period	**$ 10.45**	**$ 10.13**	**$ 10.38**	**$ 11.08**	**$ 11.03**	**$ 11.09**
Ratios/Supplemental Data						
Total return(1)	**5.57%**	**2.15%**	**(2.13)%**	**4.92%**	**3.90%**	**2.66%**
Ratio of total expenses to average net assets	0.51%(2)	0.52%	0.52%	0.51%	0.53%	0.53%
Ratio of net investment income to average net assets	4.65%(2)	4.54%	4.34%	4.37%	4.30%	4.33%
Portfolio turnover rate	9.6%	22.5%	18.1%	27.5%	21.2%	36.3%
Net assets, end of period (in thousands)	$ 314,640	$ 309,754	$ 308,520	$ 309,894	$ 296,108	$ 266,033

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.1%		
CALIFORNIA 95.3%		
Antioch PFA, 5.85%, 9/2/15	2,305	2,223
Austin Trust Receipts (Bank of America), RIB, VR 7.659%, 8/1/33 (1)	2,500	1,922
Azusa PFA, Public Water, 5.00%, 7/1/39 (2)	1,175	1,177
Banning Fin. Auth., Electric, 5.00%, 6/1/38 (3)	1,750	1,518
Bay Area Toll Auth., 5.00%, 4/1/31	2,500	2,548
Bay Area Toll Auth., 5.625%, 4/1/44	1,000	1,061
Brea PFA, Redev. Agency, 7.125%, 9/1/26	1,200	1,207
Brea Redev. Agency, 6.00%, 3/1/22	1,215	1,071
Burbank Glendale Pasadena Airport Auth., 5.00%, 7/1/25 (1)(4)	1,000	942
California, Economic Recovery, 5.25%, 7/1/13	2,000	2,207
California, Economic Recovery, VR, 5.00%, 7/1/23	2,000	2,050
California, Veterans Housing, GO, 5.05%, 12/1/36 (1)	2,000	1,708
California Dept. of Water Resources, 7.00%, 12/1/11	1,245	1,408
California Dept. of Water Resources, 7.00%, 12/1/11 (5)	20	23
California Dept. of Water Resources, 7.00%, 12/1/11 (5)	465	529
California Dept. of Water Resources, 7.00%, 12/1/12	720	846
California Dept. of Water Resources, 7.00%, 12/1/12 (5)	10	12
California Dept. of Water Resources, 7.00%, 12/1/12 (5)	270	320
California Dept. of Water Resources, Power Supply 5.00%, 5/1/22	3,000	3,170
California Dept. of Water Resources, Power Supply 5.50%, 5/1/14 (4)	3,750	4,109
California EFA, Loyola Marymount, Zero Coupon, 10/1/13 (Prerefunded 10/1/09) (6)	4,000	3,219
California EFA, Scripps College, 5.25%, 8/1/21 (Prerefunded 8/1/11) (6)	2,000	2,169
California EFA, Univ. of Southern California, 5.25%, 10/1/38	2,750	2,900
California EFA, Univ. of Southern California, 5.50%, 10/1/27 (Prerefunded 10/1/09) (6)	3,545	3,595

California EFA, Univ. of The Pacific, 5.00%, 11/1/21	1,000	1,004
California HFA, Scripps Health, 5.50%, 10/1/20	2,000	2,090
California HFA, Catholic Healthcare West, 5.625%, 7/1/32	3,605	3,486
California HFA, Catholic Healthcare West, VR, 5.00%, 7/1/28	1,500	1,569
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/16	350	362
California HFA, Providence Health & Services, 6.50%, 10/1/38	3,450	3,743
California HFA, Sutter Health, 6.25%, 8/15/31	1,975	1,999
California Housing Fin. Agency, Home Mortgage Program 5.45%, 8/1/33	1,000	978
California Housing Fin. Agency, Home Mortgage Program 5.75%, 8/1/30 (1)(7)	1,940	1,959
California Infrastructure & Economic Dev. Bank, Gladstone Institutes, 5.25%, 10/1/34	2,500	2,273
California Infrastructure & Economic Dev. Bank, Independent System Operator, 6.25%, 2/1/39	2,000	2,062
California Infrastructure & Economic Dev. Bank, J. Paul Getty VR, 2.25%, 10/1/47	750	764
California Infrastructure & Economic Dev. Bank, J. Paul Getty VR, 3.90%, 4/1/33	2,000	2,107
California Infrastructure & Economic Dev. Bank, Kaiser Permanente, 5.55%, 8/1/31	2,500	2,509
California Infrastructure & Economic Dev. Bank, Performing Arts Center of Los Angeles, 5.00%, 12/1/32	1,000	925
California Infrastructure & Economic Dev. Bank, Scripps Research Institute, 5.75%, 7/1/30	1,000	1,005
California Municipal Fin. Auth., Cancer Center of Santa Barbara 5.00%, 6/1/31 (8)	1,410	1,163
California Municipal Fin. Auth., Community Hospital Central 5.00%, 2/1/14	1,790	1,797
California Pollution Control Fin. Auth., Waste Management, PCR 4.50%, 6/1/18 (1)	1,270	1,275
California Pollution Control Fin. Auth., Waste Management, PCR 5.00%, 7/1/27 (1)	2,000	1,759

California Pollution Control Fin. Auth., Waste Management, PCR 5.40%, 4/1/25 (1)	1,000	935
California Pollution Control Fin. Auth., Waste Management, PCR VR, 4.00%, 6/1/18	1,000	982
California Pollution Control Fin. Auth., Waste Management, PCR VR, 5.125%, 11/1/23 (1)	1,000	927
California Public Works Board, 5.25%, 3/1/21 (4)	2,455	2,457
California Public Works Board, Dept. of Corrections 5.25%, 6/1/28	1,000	953
California Public Works Board, Dept. of Corrections 5.50%, 6/1/23	2,000	2,007
California Public Works Board, Mental Health, 5.50%, 6/1/23	2,500	2,519
California Public Works Board, Mental Health, Coalinga 5.125%, 6/1/29	250	232
California Public Works Board, Univ. of California Regents 5.00%, 10/1/26	1,350	1,360
California Public Works Board, Univ. of California Regents 5.50%, 6/1/14	2,000	2,161
California State Univ. Trustees, 5.00%, 11/1/23	4,000	4,102
California State Univ. Trustees, 5.50%, 11/1/16 (4)	1,500	1,647
California Statewide CDA, Anheuser Busch, 4.80%, 9/1/46 (1)	2,000	1,455
California Statewide CDA, CHF-Irvine, 5.75%, 5/15/32	1,000	909
California Statewide CDA, Daughters of Charity Health 5.25%, 7/1/24	1,760	1,551
California Statewide CDA, Daughters of Charity Health 5.25%, 7/1/35	2,000	1,615
California Statewide CDA, Enloe Medical Center 5.75%, 8/15/38	1,365	1,329
California Statewide CDA, Front Porch Communities 5.125%, 4/1/37 (9)	2,500	1,812
California Statewide CDA, Huntington Memorial Hosp. 5.00%, 7/1/27	2,000	1,789
California Statewide CDA, John Muir Health, VRDN 0.10%, 8/15/36	1,300	1,300

California Statewide CDA, Kaiser Permanente, 5.00%, 4/1/19	2,300	2,393
California Statewide CDA, Kaiser Permanente, 5.50%, 11/1/32	2,750	2,714
California Statewide CDA, Memorial Health Services 6.00%, 10/1/23	1,600	1,642
California Statewide CDA, IDRB, Southern California Edison, VR 4.10%, 4/1/28 (3)	2,800	2,832
California Statewide CDA, Sutter Health, 5.50%, 8/15/28	1,430	1,430
California Tobacco Securitization Agency, Tobacco Gold Country Funding, 5.75%, 6/1/27	360	390
California Tobacco Securitization Agency, Tobacco Industry Los Angeles County, STEP, 6/1/21	3,000	2,404
Capistrano Unified School Dist. No. 90-2, Talega 5.875%, 9/1/23	1,000	940
Capistrano Unified School Dist. No. 90-2, Talega 6.00%, 9/1/32 (Prerefunded 9/1/13) (6)	1,250	1,472
Carson Redev. Agency, Tax Allocation, 7.00%, 10/1/36	1,250	1,292
Castaic Lake Water Agency, 7.00%, 8/1/12	1,000	1,140
Castaic Lake Water Agency, 7.00%, 8/1/13	1,700	1,995
Castaic Union School Dist., Zero Coupon, GO, 5/1/18 (7)	4,175	2,887
Central Valley Fin. Auth., 5.25%, 7/1/20	650	717
Chula Vista Industrial Dev., PCR, San Diego Gas & Electric 5.00%, 12/1/27 (1)	2,000	1,780
Chula Vista Industrial Dev., PCR, San Diego Gas & Electric 5.50%, 12/1/21 (1)	3,000	2,978
East Palo Alto Redev. Agency, Univ. Circle-Gateway/101 Corridor, 6.625%, 10/1/29	1,500	1,537
Fillmore Pub. Fin. Auth., Fillmore Sewer 5.00%, 5/1/37 (10)	3,000	2,709
Foothill / Eastern Transportation Corridor Agency Zero Coupon, 1/1/17 (5)	2,000	1,589
Golden State Tobacco Securitization Corp., Tobacco Settlement 5.625%, 6/1/38 (Prerefunded 6/1/13) (6)	5,500	6,231
Inland Empire Solid Waste Fin. Auth., 6.25%, 8/1/11 (1)(2)(5)	435	459

Intermodal Container Transfer Fac., Long Beach Harbor 5.75%, 11/1/14 (4)	1,500	1,698
Irvine, VRDN, 0.10%, 9/2/31	500	500
Jefferson Union High School Dist., GO, 6.45%, 8/1/25	1,250	1,389
Jefferson Union High School Dist., GO, 6.45%, 8/1/29	1,000	1,092
Kern County Union High School Dist., GO, 7.00%, 8/1/10 (5)	1,000	1,060
Lincoln, Community Fac. Dist. #2003-1, 6.00%, 9/1/34 (Prerefunded 9/1/13) (6)	445	529
Long Beach Harbor, 5.25%, 5/15/23 (1)	3,000	3,000
Long Beach Harbor, 5.50%, 5/15/16 (1)	2,500	2,653
Long Beach Harbor, 6.00%, 5/15/17 (1)(7)	1,000	1,111
Los Angeles, Community College Dist. GO, 5.00%, 8/1/27	5,000	5,185
Los Angeles County Public Works Fin. Auth., 5.00%, 12/1/27	4,170	3,815
Los Angeles County Public Works Fin. Auth., Rowland Heights 5.50%, 10/1/18 (2)	1,285	1,460
Los Angeles Dept. of Water & Power, 5.00%, 7/1/31 (4)	1,600	1,623
Los Angeles Harbor, 5.00%, 8/1/24	1,185	1,228
Los Angeles Harbor, 5.50%, 8/1/19 (1)(4)	2,000	2,031
Los Angeles Harbor, 7.60%, 10/1/18 (5)	3,025	3,687
Los Angeles Int'l Airport, 5.125%, 5/15/33	5,500	5,334
Los Angeles Wastewater, 5.00%, 6/1/25 (7)	2,500	2,545
Modesto Irrigation Auth., COP, 5.00%, 7/1/23 (2)	3,030	3,077
Oakland, GO, 5.00%, 1/15/26 (4)	2,445	2,474
Oceanside Unified School Dist., Zero Coupon, GO, 8/1/28 (11)	5,000	1,601
Orange County Sanitation Dist., COP, 5.00%, 2/1/35	2,000	2,044
Orange County Sanitation Dist., VRDN, 0.18%, 8/1/29	470	470
Orange County Sanitation Dist., VRDN, 0.18%, 8/1/30	1,000	1,000
Orange County Water Dist., COP, 5.25%, 8/15/34	1,500	1,567
Palm Springs Int'l. Airport, 5.35%, 7/1/15 (1)	455	407
Palm Springs Int'l. Airport, 5.40%, 7/1/16 (1)	365	319

Palm Springs Int'l. Airport, 5.55%, 7/1/28 (1)	490	350
Palm Springs Int'l. Airport, 6.00%, 7/1/18 (1)	250	215
Palm Springs Int'l. Airport, 6.40%, 7/1/23 (1)	250	206
Palm Springs Int'l. Airport, 6.50%, 7/1/27 (1)	275	219
Palomar Pomerado Health, Zero Coupon, GO, 8/1/25 (11)	5,000	1,889
Pasadena, 6.25%, 1/1/18	2,115	2,461
Pasadena, COP, 5.00%, 2/1/33	1,595	1,604
Pittsburg Unified School Dist., GO, 5.625%, 8/1/39 (2)	2,400	2,528
Placentia PFA, 5.75%, 9/1/15 (4)	3,160	3,354
Placentia-Yorba Linda Unified School Dist., 5.375%, 8/1/18 (Prerefunded 8/1/12) (6)(7)	1,000	1,121
Pomona PFA, Water Utility, 5.00%, 5/1/47 (4)	1,080	956
Pomona Unified School Dist., GO, 6.15%, 8/1/15	1,000	1,117
Port of Oakland, 5.00%, 11/1/24 (1)	3,000	2,812
Port of Oakland, 5.75%, 11/1/29 (1)(7)	4,960	4,913
Port of Oakland, 5.75%, 11/1/29 (Prerefunded 5/1/10) (1)(6)(7)	40	41
Poway Community Fac. Dist. #88-1, 6.75%, 8/15/15	800	809
Poway Improvement Dist., Zero Coupon, GO, 8/1/30	3,800	1,060
Rancho Cucamonga Redev. Agency, 5.00%, 9/1/34	1,005	861
Riverside County Community College, 5.50%, 8/1/29 (Prerefunded 8/1/14) (6)	3,215	3,782
Roseville, Water Utility, 5.00%, 12/1/19	750	813
Roseville Natural Gas Fin. Auth., Merrill Lynch, 5.00%, 2/15/14	1,000	979
Roseville Natural Gas Fin. Auth., Merrill Lynch, 5.00%, 2/15/26	1,000	924
Sacramento City Fin. Auth., 5.00%, 12/1/21 (7)	3,985	4,083
Sacramento City Fin. Auth., 5.00%, 12/1/26 (Prerefunded 6/1/11) (4)(6)	2,000	2,148
Sacramento City Fin. Auth., 5.40%, 11/1/20	6,000	6,023
Sacramento Cogeneration Auth., 5.00%, 7/1/19	700	767
Sacramento Cogeneration Auth., 5.25%, 7/1/20	350	388

Sacramento County Sanitation Dist. Fin. Auth., VR 0.977%, 12/1/35 (7)	1,000	701
Saddleback Valley Unified School Dist. PFA, 6.00%, 9/1/15 (2)	1,375	1,548
San Diego Public Fac. Fin. Auth., Sewer Utility, 5.25%, 5/15/39	2,500	2,519
San Diego Public Fac. Fin. Auth., Sewer Utility, 5.50%, 5/15/23	2,000	2,194
San Diego Public Fac. Fin. Auth., Water Utility, 5.25%, 8/1/38	4,000	4,022
San Diego Public Fac. Fin. Auth., Water Utility, 5.75%, 8/1/35	3,500	3,692
San Francisco City and County Airports Commission 5.25%, 5/1/25 (11)	1,250	1,313
San Francisco City and County Redev., Mission Bay North 6.50%, 8/1/39	750	753
San Francisco City and County Redev., Mission Bay South 5.15%, 8/1/35	1,150	933
San Jose, El Parador Apartments, 6.10%, 1/1/31 (1)	1,605	1,326
San Mateo County Community College Dist., GO Zero Coupon, 9/1/29	5,000	1,566
Santa Clara County Fin. Auth., 7.75%, 11/15/11 (4)	1,000	1,134
Santa Clara Redev. Agency, 7.00%, 7/1/10 (4)	685	715
Solano County, 5.25%, 11/1/24 (Prerefunded 11/1/12) (6)	2,500	2,817
Southern California Public Power Auth., 6.75%, 7/1/10	2,100	2,203
Southern California Public Power Auth., 6.75%, 7/1/12	1,700	1,929
Southern California Public Power Auth., Goldman Sachs Group 5.00%, 11/1/13	1,500	1,553
Southern California Public Power Auth., Mead-Adelanto, VRDN 0.10%, 7/1/20	1,900	1,900
Sunnyvale, Solid Waste Management, 5.50%, 10/1/17 (1)(4)	1,890	1,934
Tobacco Securitization Auth. of Southern California, Tobacco Industry, 5.125%, 6/1/46	2,500	1,716
Torrance Hosp., Torrance Memorial Medical Center 6.00%, 6/1/22	500	513
Turlock, Emanuel Medical Center, Series A, 5.00%, 10/15/11	590	587
Turlock, Emanuel Medical Center, Series B, 5.00%, 10/15/11	495	493

GUAM 0.5%		
Guam, 5.75%, 12/1/34	500	503
Guam Gov't. Waterworks Auth., 6.00%, 7/1/25	1,000	930
		1,433
Total Municipal Securities (Cost $311,189)		311,711
Total Investments in Securities		
99.1% of Net Assets (Cost $311,189)		**$ 311,711**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Interest subject to alternative minimum tax
(2) Insured by Financial Security Assurance Inc.
(3) Insured by XL Capital Assurance Inc.
(4) Insured by AMBAC Assurance Corp.
(5) Escrowed to maturity
(6) Prefunded date is used in determining portfolio maturity.
(7) Insured by Financial Guaranty Insurance Company
(8) Insured by Radian Asset Assurance Inc.
(9) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $1,812 and represents 0.6% of net assets.
(10) Insured by CIFG Assurance
(11) Insured by Assured Guaranty U.S. Holdings
CDA Community Development Administration/Authority
COP Certificate of Participation
EFA Educational Facility Authority
GO General Obligation
HFA Health Facility Authority
IDRB Industrial Development Revenue Bond
PCR Pollution Control Revenue
PFA Public Finance Authority/Agency
RIB Residual interest bond issued by a third party securitization trust and purchased directly through a cash transaction that involved no exchange of previously held securities; rate varies inversely to short-term interest rates and the rate presented is the effective rate at period-end.
STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VR Variable Rate; rate shown is effective rate at period-end.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price California Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The California Tax-Free Bond Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on September 15, 1986. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and California state income taxes by investing primarily in investment-grade California municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes no events have occurred between August 31, 2009 and October 16, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On March 31, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on August 31, 2009:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended August 31, 2009, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. During the six months ended August 31, 2009, the fund’s exposure to derivatives, based on underlying notional amounts, was generally between 0% and 1% of net assets.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting as prescribed by FAS 133, even for derivatives employed as economic hedges.

As of August 31, 2009, the fund held interest rate futures with cumulative unrealized gain of $0 and cumulative unrealized loss of $12,000; the value reflected in Other Liabilities on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin payable of $13,000.

Additionally, during the six months ended August 31, 2009, the fund recognized $3,000 of realized gain on Futures and a $12,000 change in unrealized loss on Futures related to its investments in interest rate derivatives; such amounts are included in the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker in its sole discretion may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. For a futures contract, the value included in net assets is the amount of unsettled variation margin; variation margin receivable is included in Other Assets and variation margin payable is included in Other Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Residual-Interest Bonds During the six months ended August 31, 2009, the fund held residual-interest bonds (RIBs) purchased from third-party special purpose trusts which securitize an underlying bond into RIBs and short-term floating-rate bonds. RIBs generally are entitled to the cash flows of the underlying bond that remain after payment of amounts due to the floating-rate bondholders and trust-related fees; they also generally have the right to acquire the underlying bond from the trust. RIBs can only be traded in accordance with Rule 144A of the Securities Act of 1933 and cannot be offered for public resale. Risks arise from changes in interest rates and the value of the underlying bond, and the sale of the RIBs may involve delay or additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $30,767,000 and $28,862,000, respectively, for the six months ended August 31, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $258,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2009, the fund had $1,440,000 of unused capital loss carryforwards, of which $419,000 expire in fiscal 2016 and $1,021,000 expire in fiscal 2017.

At August 31, 2009, the cost of investments for federal income tax purposes was $310,977,000. Net unrealized gain aggregated $722,000 at period-end, of which $10,884,000 related to appreciated investments and $10,162,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2009, expenses incurred pursuant to these service agreements were $37,000 for Price Associates and $40,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Trustees (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price California Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 16, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 16, 2009